Form N-CSR Item 12(c) Exhibit
Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in July 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the July distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: July 2009
Distribution Amount per Common Share: $0.144
The following table sets forth an estimate of the sources of the Fund’s July distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund II

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year to Date[1]

Net Investment Income	$0.009	6.4%	$0.054	5.4%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.135	93.6%	$0.954	94.6%
Total per common share	$0.144	100.0%	$1.008	100.0%

[1]	The Fund’s fiscal year is January 1, 2009 to December 31, 2009
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the period from inception through June 30, 2009[1]	1.05%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2009[2]	14.62%
Cumulative total return at NAV for the fiscal year through June 30, 2009[3]	6.13%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of June 30, 2009[4]	7.31%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the period from inception (1/31/2005) through June 30, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to June 30, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to June 30, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund II
July 31, 2009

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in August 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the August distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: August 2009
Distribution Amount per Common Share: $0.144
The following table sets forth an estimate of the sources of the Fund’s August distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund II

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year to Date[1]

Net Investment Income	$0.009	6.2%	$0.063	5.5%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.135	93.8%	$1.089	94.5%
Total per common share	$0.144	100.0%	$1.152	100.0%

[1]	The Fund’s fiscal year is January 1, 2009 to December 31, 2009
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the period from inception through July 31, 2009[1]	2.25%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2009[2]	14.06%
Cumulative total return at NAV for the fiscal year through July 31, 2009[3]	11.61%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of July 31, 2009[4]	8.20%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the period from inception (1/31/2005) through July 31, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to July 31, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to July 31, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund II
August 31, 2009

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in September 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the September distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: September 2009
Distribution Amount per Common Share: $0.144
The following table sets forth an estimate of the sources of the Fund’s September distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund II

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year to Date[1]

Net Investment Income	$0.009	6.2%	$0.073	5.6%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.135	93.8%	$1.223	94.4%
Total per common share	$0.144	100.0%	$1.296	100.0%

[1]	The Fund’s fiscal year is January 1, 2009 to December 31, 2009
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the period from inception through August 31, 2009[1]	2.75%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2009[2]	13.91%
Cumulative total return at NAV for the fiscal year through August 31, 2009[3]	14.09%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of August 31, 2009[4]	9.28%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the period from inception (1/31/2005) through August 31, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to August 31, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to August 31, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund II
September 30, 2009

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in October 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the October distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: October 2009
Distribution Amount per Common Share: $0.144
The following table sets forth an estimate of the sources of the Fund’s October distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund II

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year to Date[1]

Net Investment Income	$0.005	3.2%	$0.076	5.3%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.139	96.8%	$1.364	94.7%
Total per common share	$0.144	100.0%	$1.440	100.0%

[1]	The Fund’s fiscal year is January 1, 2009 to December 31, 2009
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the period from inception through September 30, 2009[1]	3.53%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2009[2]	13.61%
Cumulative total return at NAV for the fiscal year through September 30, 2009[3]	17.98%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of September 30, 2009[4]	10.20%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the period from inception (1/31/2005) through September 30, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to September 30, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to September 30, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund II
October 30, 2009

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in November 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the November distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: November 2009
Distribution Amount per Common Share: $0.144
The following table sets forth an estimate of the sources of the Fund’s November distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund II

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year to Date[1]

Net Investment Income	$0.005	3.2%	$0.081	5.1%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.139	96.8%	$1.503	94.9%
Total per common share	$0.144	100.0%	$1.584	100.0%

[1]	The Fund’s fiscal year is January 1, 2009 to December 31, 2009
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the period from inception through October 31, 2009[1]	3.11%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2009[2]	13.97%
Cumulative total return at NAV for the fiscal year through October 31, 2009[3]	16.26%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of October 31, 2009[4]	11.64%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the period from inception (1/31/2005) through October 31, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to October 31, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to October 31, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund II
November 30, 2009

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in December 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the December distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: December 2009
Distribution Amount per Common Share: $0.144
The following table sets forth an estimate of the sources of the Fund’s December distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund II

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year to Date[1]

Net Investment Income	$0.001	0.1%	$0.081	4.7%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.143	99.9%	$1.647	95.3%
Total per common share	$0.144	100.0%	$1.728	100.0%

[1]	The Fund’s fiscal year is January 1, 2009 to December 31, 2009
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the period from inception through November 30, 2009[1]	4.38%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2009[2]	13.38%
Cumulative total return at NAV for the fiscal year through November 30, 2009[3]	22.65%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of November 30, 2009[4]	12.27%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the period from inception (1/31/2005) through November 30, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to November 30, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to November 30, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund II
December 31, 2009